UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 4, 2007

Trimeris, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23155	56-1808663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Paramount Parkway, Morrisville, North Carolina 27560

(Address of Principal Executive Offices)(Zip Code)

(919) 419-6050

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2007, J. Richard Crout, M.D., age 77, notified Trimeris, Inc. (the “Company”) that he will not stand for re-election to the Board of Directors at the Company’s 2007 annual meeting of stockholders, when his current term expires. Dr. Crout has been a director since November 1998 and has served as Chairman of the Audit and Finance Committee of the Company’s Board of Directors (the “Audit Committee”) since June 2000.

Dr. Crout will remain a director and continue to serve as Chairman of the Audit Committee and Finance Committee through the date of the 2007 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ Robert R. Bonczek
Robert R. Bonczek
Chief Financial Officer and General Counsel

Dated April 10, 2007